Income (Loss) Per Common Share (10-K) (Tables)	12 Months Ended
Dec. 31, 2011
Loss Per Common Share [Abstract]
Amounts attributable to Liquidmetal Technologies, Inc. common shareholders
During the year ended December 31, 2010, the Company recorded $653 as dividend accrual for the Series A Preferred Stock (see Note 12).  As a result, basic net loss per share for the year ended December 31, 2010 is calculated by dividing the net loss attributable common shareholders shown below by the weighted average share of common stock during the period as follows:

	Years Ended December 31,
	2011	2010
Amounts attributable to Liquidmetal Technologies, Inc. common shareholders

Net income (loss)	6,155	(17,643)
Preferred stockholders dividends	-	(653)
Net income (loss) available (attributable) to common stockholders	6,155	(18,296)

Basic income (loss) per share	0.05	(0.28)

Diluted income (loss) per share	0.04	(0.28)

Number of weighted average shares - basic	118,523,228	64,965,375
Number of weighted average shares - diluted	163,292,496	64,965,375

Basic and diluted net loss per common share
Basic and diluted net loss per common share was the same for the year ended December 31, 2010, as the impact of all potentially dilutive securities outstanding was anti-dilutive.  The following were outstanding at December 31, 2011 and were included in the computation of diluted EPS for the year ended December 31, 2011.

	For the Years Ended December 31,
	2011	2010

Weighted average basic shares	118,523,228	64,965,375
Effect of dilutive securities:
Stock options ("in the money")	2,203,443	-
Warrants ("in the money")	-	-
Conversion of preferred stocks and dividends	42,565,825	-

Weighted average diluted shares	163,292,496	64,965,375